                                                                   EXHIBIT 10.19

                                  Bill of Sale

THIS BILL OF SALE AND ASSIGNMENT is effective as of July 2, 1999 by Harris Corporation, a Delaware corporation ("Seller"), acting through its Semiconductor Business Unit, in favor of Align-Rite International, Inc., a California corporation ("Parent") and Align-Rite, Inc., a Florida corporation ("Sub," and together with Parent, "Buyer").

                                   witnesseth

WHEREAS, pursuant to that certain Asset Purchase Agreement, dated as of July 2, 1999 (the "Asset Purchase Agreement"), by and among Buyer and Seller, Seller agreed to sell to Buyer and Buyer agreed to purchase from Seller certain of the assets of Seller.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged and intending to be legally bound hereby, the parties hereto agree as follows:

Definitions. As used in this Bill of Sale and Assignment and the Schedules attached to this Bill of Sale and Assignment, the following definitions shall apply:

"Business Technology" means Technology owned by Seller and in the possession of the Photomask Business as of the Closing Date that is specific to operation of the Photomask Business. Business Technology does not include Seller's Product Mask Information.

"Closing" means the consummation of the transactions contemplated by the Asset Purchase Agreement.

"Closing Date" means the date of the Closing.

"Contract" means any agreement, arrangement, bond, commitment, franchise, indemnity, indenture, instrument, lease, license or understanding, whether or not in writing.

"Copyrights" means rights in any and all United States and foreign copyright registrations and applications therefor and unregistered copyrights owned by Seller.

"Goodwill" means the expectation of patronage from customers of the Photomask Business and the consumer identification and favorable consideration shown by customers of the Photomask Business to the goods or services known to emminate from the Photomask Business.

"Harris Patents" means and refers to all Patents owned by Harris as of the Closing Date and covering activities performed in the course of business by the Photomask Business prior to the Closing Date.

"Intangible Property" means any permits or other property other than personal property, real property or Intellectual Property used in or pertaining to the Photomask Business.

"Intellectual Property" means intellectual property covered by Copyrights, Harris Patents or Trade Secret Rights as defined herein.

"Intellectual Property Rights" means rights in Copyrights and Harris Patents and Trade Secret Rights which (a) are owned by the Seller, (b) exist under laws respecting Patents, Copyrights or Trade secrets, but not trademarks and (c) cover the use of Business Technology.

"Inventory" has the meaning specified in Section 2.1(a)(iv) of the Asset Purchase Agreement.

"Material Contract" means any Contract material to the Photomask Business as of or after the effective date of the Asset Purchase Agreement as described in
Schedule 4.3 of the Asset Purchase Agreement.

"Patents" means issued patents, including United States and foreign patents and applications therefor, petty patents, patents of importation, and divisions, reissues, continuations, continuations-in-part, renewals and extensions of any of the foregoing; certificates of addition and utility models and utility model applications; but does not include License Agreements.

"Photomask Business" means the manufacture and sale of photomask products and related photomask services by Seller regardless of the name under which any such activity is conducted, and shall be deemed to include the Purchased Assets, the rights and assets transferred pursuant to Section 7.5 of the Asset Purchase Agreement, revenues and income, Assumed Liabilities, Assumed Contracts, exclusive of cash, cash equivalents, accounts receivable, accounts payable and any elements of the Retained Business or Excluded Assets.

"Real Property" means the real property located within the complex of buildings known as the Semiconductor Sector located at 2401 Palm Bay Road, NE, Palm Bay, Florida 32905 and known as Building 60 and a portion of Building 56 used in the Photomask Business, appurtenances thereto, rights in connection therewith, and the leasehold estates created as part of the transaction contemplated by the Asset Purchase Agreement.

"Seller's Product Mask Information" means the product design data of Seller for products designed or manufactured by or on behalf of Seller's Semiconductor Business Unit from which photomasks are made, whether such data is in electronic pattern media or Photomask tooling, and not otherwise used in the operation of the Photomask Business.

"Site Services Agreement" has the meaning set forth in Section 8.2 of the Asset Purchase Agreement.

"Software" means the manifestation of computer programs and databases in tangible or physical form, including, but not limited to magnetic media, firmware, and documentation in the form of source code, object code or microcode; Software includes, but is not limited to management information systems, computer aided design and/or engineering programs, computer aided manufacturing programs, CADBUS programs, machinery control programs, and personal computer programs, in each case that is owned by or licensed to Seller and relevant to the Photomask Business. Software does not include any Technology or any Intangible Property Rights.

"Software Licenses" means agreements concerning Software (other than Systems Software) used in or on behalf of the Photomask Business including the agreements identified on Schedule 7.6 attached hereto.

"Software Type 1" means Software for which the Seller is sole owner of all right title and interest and which is specific to the Photomask Business. Software Type 1 does not include Systems Software.

"Software Type 2" means Software owned in whole or in part by the Seller and licensable by Seller on a non-exclusive basis to Buyer, and which is not specific to, but is used in, the operations of the Photomask Business. Software Type 2 does not include Systems Software.

"Systems Software" means software not specific to the Photomask Business and not specific to an individual personal computer.

"Technology" means the manifestation in tangible or physical form of all types of technical information and data including, but not limited to, know-how; product definitions and designs; research and development, engineering, manufacturing, assembly, process, test, quality control, procurement, and service specifications, procedures, standards, and reports; maskworks; blueprints; drawings; materials specifications, procedures, standards, and lists; catalogs; technical information and data relating to marketing and sales activity; and formulae, in each case that is owned by or licensed to Seller and relevant to routine operation of the Photomask Business. Technology does not include any Software or any Intangible Property Rights.

All capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed in the Asset Purchase Agreement.

Transfer. Seller hereby sells, conveys, assigns, transfers and delivers to Sub, and Sub shall purchase, acquire and accept from Seller, Seller's right, title and interest in and to the assets specifically described in Section 2.1 (a) of the Asset Purchase Agreement (the "Purchased Assets") and as set forth below:

All machinery, tools, supplies, apparatus, furniture and fixtures, supplies, and computer hardware located at and used solely by the Photomask Business and other equipment of every type as identified on Schedule 2.1(a)(i) attached hereto;

The cleanroom located within Building 60, including fixtures and improvements attached thereto as set forth on Schedule 2.1(a)(ii) attached hereto;

All other fixtures and improvements attached to the Real Property used primarily in connection with the Photomask Business as specified in Schedule 2. 1(a)(iii) attached hereto;

All inventory of usable goods, including all merchandise, photomasks, raw materials, work in progress, finished products and other tangible personal property held for sale or used in connection with the Photomask Business as of the Closing Date (the "Inventory"), together with any additions thereto and subject to any reductions therefrom received or incurred by Seller in operating the Photomask Business in the ordinary course and in compliance with Section 6.3 of the Asset Purchase Agreement through the Closing Date all as set forth in
Schedule 2.1(a)(iv) attached hereto;

All of Seller's rights and interests arising under or in connection with the Contracts to which Seller is a party specified on Schedule 2. 1(a)(v) attached hereto and which Buyer assumes (the "Assumed Contracts") including but not limited to obligations to complete work on order from customers; provided, however, that except as otherwise specified in the Asset Purchase Agreement, Buyer shall not assume any of the obligations or liabilities of the Assumed Contracts arising prior to the Closing or based on actions or inactions of Seller prior to the Closing;

Prepaid expenses and deposits as of the Closing Date (the "Prepaid Expenses") as set forth in Schedule 2.1(a)(vi) attached hereto, together with any additions thereto and subject to any reductions therefrom made or accrued by Seller in operating the Photomask Business in the ordinary course and in compliance with
Section 6.3 of the Asset Purchase Agreement after the Closing Date;

Sales data and information, customer lists, information relating to customers, suppliers' names, catalogs, sales literature, promotional materials, advertising matter and all rights thereto relating specifically to the Photomask Business; Intangible Property; the Goodwill associated with the Photomask Business; all of Seller's books, records, files, documents, pay history papers and agreements (including, but not limited to, those contained in computerized storage media) used solely in the Photomask Business and related to its employees, except for those employee records consisting of field folders, medical records and former employee actions brought against the Seller, which actions have been settled or adjudicated and the order of the court performed; all transferable Permits used in the Photomask Business; unemployment compensation, workers' compensation and other credits, reserves or deposits with applicable Governmental Entities relating to Seller's employees of the Photomask Business who become Employees of Buyer. Excluded Assets.

The Purchased Assets do not include the assets set forth below (the "Excluded Assets"): No rights, properties or assets of Seller shall be included in the Purchased Assets except to the extent specified in Section 2.1 (a) of the Asset Purchase Agreement. As an example, no cash, receivables or Contracts not expressly assumed hereunder by the Buyer are included as Purchased Assets. Buyer shall not acquire under the terms of the Asset Purchase Agreement any title to or interest in the name "Harris" or "Harris Semiconductor" or Seller's monograms, logos, trademarks, or any variations or combinations thereof or Seller's Product Mask Information. Buyer, however, shall be entitled to use all of Seller's Product Mask Information solely for the purpose of making Photomasks for Seller. Buyer shall use reasonable care in storing and maintaining Seller's Product Mask Information. Seller acknowledges that Seller's Product Mask Information is Seller's property and that Buyer shall have no liability for damages or loss related thereto; provided, however, that Buyer shall be liable for damages arising from Buyer's negligence or willful misconduct.

IN WITNESS WHEREOF, Seller has caused this Bill of Sale and Assignment to be executed as of the day and year first above written.

HARRIS CORPORATION,
a Delaware corporation


By: /s/ W.R. Morcom
    -------------------------------
    W.R. Morcom
    Vice President - General Manager Operations

                               Schedule 2.1(a)(i)

   SCHEDULE 2.1(a)(i) Fixed Assets, Equipment, Machinery, Tools, and Computer
                  Hardware being purchased by Buyer - Continued

                             FIXED ASSETS P11 FY'99
                      BUILDING 60 - SORTED BY ASSET NUMBER

------------------------------------------------------------------------------------------------------------
BLDG.          ASSET NUMBER      DIV                 DEPT              ASSET DESCRIPTION
------------------------------------------------------------------------------------------------------------
60             792031B           OR                  9460              STEAM HUMIDIFIER ORF
------------------------------------------------------------------------------------------------------------
60             900111A           OR                  7150              APPLE LASERWRITER
------------------------------------------------------------------------------------------------------------
60             908790F           OR                  7140              ETHERNET
------------------------------------------------------------------------------------------------------------
60             913351B           OR                  7120              SOFTWARE, DBCS, CALMA
------------------------------------------------------------------------------------------------------------
60             913489A           OR                  7140              CHAMBER, GCA, PBS
------------------------------------------------------------------------------------------------------------
60             913489B           OR                  7140              INSTALL, CHAMBER, GC
------------------------------------------------------------------------------------------------------------
60             913636B           OR                  7120              NIKON MEASURING INST
------------------------------------------------------------------------------------------------------------
60             914496A           OR                  7120              HOTTANK, CORNING, VC
------------------------------------------------------------------------------------------------------------
60             914536A           OR                  7120              REPAIR, QUANTRONICS I
------------------------------------------------------------------------------------------------------------
60             914936A           OR                  7140              PROCESSOR, APT. 9155
------------------------------------------------------------------------------------------------------------
60             915393A           OR                  7120              GRINDER BUEHLER, LXUT
------------------------------------------------------------------------------------------------------------
60             916177A           OR                  7120              INSPECT, HORIBA, P1000
------------------------------------------------------------------------------------------------------------
60             916177B           OR                  7120              FREIGHT
------------------------------------------------------------------------------------------------------------
60             916259A           OR                  7120              CHAMBER, HORIBA
------------------------------------------------------------------------------------------------------------
60             916400A           OR                  7120              MOTORIZED IMAGE ROTA
------------------------------------------------------------------------------------------------------------
60             916400B           OR                  7120              UPG FOR MEASURE UNIT
------------------------------------------------------------------------------------------------------------
60             920918A           OR                  7120              MICRO LASER PARTICLE
------------------------------------------------------------------------------------------------------------
60             930187A           OR                  7140              CD, OSI, VIDEO
------------------------------------------------------------------------------------------------------------
60             930187B           OR                  7140              RETROFIT KIT, OSI CC
------------------------------------------------------------------------------------------------------------
60             940719A           OR                  7120              ISOLATION, BARRY, 219E
------------------------------------------------------------------------------------------------------------
60             940758A           OR                  7120              CONTACT PRINTER
------------------------------------------------------------------------------------------------------------
60             941637A           OR                  7120              INSPECT, KLA, 219E
------------------------------------------------------------------------------------------------------------
60             941637B           OR                  7120              UPG TO RIA II
------------------------------------------------------------------------------------------------------------
60             941637C           OR                  7120              7 X 7 MASK HOLDER
------------------------------------------------------------------------------------------------------------
60             942964A           OR                  7120              PHOTOMASK CLEANER W/
------------------------------------------------------------------------------------------------------------
60             952025A           OR                  7120              QC MASK INSPECT SYST
------------------------------------------------------------------------------------------------------------
60             952301A           OR                  7120              PELLICLE MOUNTER
------------------------------------------------------------------------------------------------------------
60             952981A           OR                  7120              NIKON 5i LASER MEASU
------------------------------------------------------------------------------------------------------------
60             955104A           OR                  7140              TEKSCOPE
------------------------------------------------------------------------------------------------------------
60             G10320078         OR                  7140              MEBES, ETEC, M78
------------------------------------------------------------------------------------------------------------
60             G10320078A        OR                  7140              REFURBISHED M78
------------------------------------------------------------------------------------------------------------
60             G10320078C        OR                  7140              MEBES IV E-BEAM UPG
------------------------------------------------------------------------------------------------------------
60             G10336548         OR                  7140              MEBES, ETEC, M67
------------------------------------------------------------------------------------------------------------
60             G10336548A        OR                  7140              ETHERNET
------------------------------------------------------------------------------------------------------------
60             G10336572         OR                  7150              AMPLIFIER SYSTEM
------------------------------------------------------------------------------------------------------------
60             G10336580         OR                  7140              AMPLIFIER, ROGERS, N
------------------------------------------------------------------------------------------------------------
60             G10336603         OR                  7120              COMPARATOR, NIKON, 2
------------------------------------------------------------------------------------------------------------
60             G10336637         OR                  7120              INSPECT, KLA 101
------------------------------------------------------------------------------------------------------------
60             G10336653         OR                  7120              CHAMBER
------------------------------------------------------------------------------------------------------------
60             G10336661         OR                  7140              PROCESSOR, APT, 915
------------------------------------------------------------------------------------------------------------
60             G10336679         OR                  7140              PROCESSOR, APT, 915
------------------------------------------------------------------------------------------------------------

   SCHEDULE 2.1(a)(i) Fixed Assets, Equipment, Machinery, Tools, and Computer
                  Hardware being purchased by Buyer - Continued

------------------------------------------------------------------------------------------------------------
60             G1354467A         OR                  7130              PRINTER, TAMRACK, 1
------------------------------------------------------------------------------------------------------------
60             G1354558A         OR                  7130              PRINTER, TAMARACK, 1
------------------------------------------------------------------------------------------------------------
60             G1354777A         OR                  7130              TITLER, TAMARACK, CP
------------------------------------------------------------------------------------------------------------
60             G1354813A         OR                  7140              PROCESSOR, APT. 914
------------------------------------------------------------------------------------------------------------
60             G1354975A         OR                  7130              PROCESSOR, APT, 914
------------------------------------------------------------------------------------------------------------
60             G1355180A         OR                  7130              STEPPER, GCA, 3696
------------------------------------------------------------------------------------------------------------
60             G1355182A         OR                  7140              PROCESSOR, APT, 914
------------------------------------------------------------------------------------------------------------
60             G1355238A         OR                  7120              REPAIR, QUANTRONICS, I
------------------------------------------------------------------------------------------------------------
60             G1355239A         OR                  7120              INSPECT, KLA, 201
------------------------------------------------------------------------------------------------------------
60             G1355239B         OR                  7120              HOLDER, KLA 5X5X0.0
------------------------------------------------------------------------------------------------------------
60             G1355261A         OR                  7120              CD, LEITZ, MPVCD#1
------------------------------------------------------------------------------------------------------------
60             G1355366A         OR                  7140              PLOTTER, VERDATEC, M
------------------------------------------------------------------------------------------------------------
60             G1355435A         OR                  7120              INSP. REP., KLA/QUANT
------------------------------------------------------------------------------------------------------------
60             G1355435B         OR                  7120              PAY, FINAL DRSII/22
------------------------------------------------------------------------------------------------------------
60             G1355435C         OR                  7120              KLA 204 CONVERSION K
------------------------------------------------------------------------------------------------------------
60             G1355435D         OR                  7120              UPGRADE TO DRS-II
------------------------------------------------------------------------------------------------------------
60             G1355465A         OR                  7120              COMPUTER, IBM
------------------------------------------------------------------------------------------------------------
60             G1355549A         OR                  7120              CD, LETIZ, MPVCD#2
------------------------------------------------------------------------------------------------------------
60             G1355605A         OR                  7130              SCOPE, B&L STEREO
------------------------------------------------------------------------------------------------------------
60             G1355606A         OR                  7130              SCOPE, B&L STEREO
------------------------------------------------------------------------------------------------------------
60             G1355615A         OR                  7140              SURFSCAN
------------------------------------------------------------------------------------------------------------
60             G1355618A         OR                  7120              CD, LEITZ, MPVCD#3
------------------------------------------------------------------------------------------------------------
60             G1355668A         OR                  7150              COMPUTER, TANDY, 200
------------------------------------------------------------------------------------------------------------
60             G1355669A         OR                  7120              COMPUTER, TANDY, 300
------------------------------------------------------------------------------------------------------------
60             G1355690A         OR                  7120              INSPECT, KLA, 101
------------------------------------------------------------------------------------------------------------
60             G1610325A         OR                  7130              CLEANER, UT, 603
------------------------------------------------------------------------------------------------------------
60             G1610326A         OR                  7120              CLEANER, UT, 603
------------------------------------------------------------------------------------------------------------
60             G1610327A         OR                  7120              CLEANER, UT, 603
------------------------------------------------------------------------------------------------------------
60             G1900053A         OR                  7140              SCOPE, LEITZ, ERGOLUX
------------------------------------------------------------------------------------------------------------
60             G1900074A         OR                  7140              COMPRESSOR, CHAMP #3
------------------------------------------------------------------------------------------------------------
60             G1900075A         OR                  7140              COMPRESSOR, CHAMP #4
------------------------------------------------------------------------------------------------------------
60             G1900076A         OR                  7140              COMPRESSOR, CHAMP #1
------------------------------------------------------------------------------------------------------------
60             G1900077A         OR                  7140              COMPRESSOR, CHAMP #2
------------------------------------------------------------------------------------------------------------
60             G1900079A         OR                  7140              N2 CABINET, OHIO, ET
------------------------------------------------------------------------------------------------------------

   SCHEDULE 2.1(a)(i) Fixed Assets, Equipment, Machinery, Tools, and Computer
                  Hardware being purchased by Buyer - continued

------------------------------------------------------------------------------------------------------------
AR-                   Asset           Bldg.      Div.     Dept.    Description
TAG
------------------------------------------------------------------------------------------------------------
79           No Tag                   60         OR       7150     PT/HP 9-track tape/on Mask
------------------------------------------------------------------------------------------------------------
80           No Tag                   60         OR       7150     Disk Drive tower/on Mask
------------------------------------------------------------------------------------------------------------
81                                    60                           CONTROL ROBERTSHAW
------------------------------------------------------------------------------------------------------------
103          910205A                  60         OR       7120     WETDECK, 4'
------------------------------------------------------------------------------------------------------------
104                                   60                           WETDECK 4'
------------------------------------------------------------------------------------------------------------
104          906340A                  60         OR       7130     WETDECK 5'
------------------------------------------------------------------------------------------------------------
105          G10314794                60                           INSPECT, KLA201, 106
------------------------------------------------------------------------------------------------------------
106          903698A                  60         OR       5450     PRINTER, KLA, 70
------------------------------------------------------------------------------------------------------------
107          920086                   60                           TERMINAL, VT330
------------------------------------------------------------------------------------------------------------
108                                   60                           HCM 100D, PMN9193
------------------------------------------------------------------------------------------------------------
112          913496A                  60         OR       7120     CAMERA, NIKON, 21
------------------------------------------------------------------------------------------------------------
114          012101                   60                           MICROSCOPE, M&M
------------------------------------------------------------------------------------------------------------
115          911499A                  60         OR       7140     SCOPE, LEITZ, SMLUX
------------------------------------------------------------------------------------------------------------
121          906344A                  60         OR       7130     WETDECK, 6'
------------------------------------------------------------------------------------------------------------
121          906343A                  60         OR       7130     WETDECK 6'
------------------------------------------------------------------------------------------------------------
126          914325A                  60         OR       7120     ISOLATION,BARRY,KLA,69
------------------------------------------------------------------------------------------------------------
127          SOM900110                60                           PRINTER, KLA, 70
------------------------------------------------------------------------------------------------------------
128          905979                   60                           PRINTER, DECWRITER II
------------------------------------------------------------------------------------------------------------
131          906342A                  60         OR       7140     WETDECK 4'
------------------------------------------------------------------------------------------------------------
132          906341A                  60         OR       7140     WETDECK 4'
------------------------------------------------------------------------------------------------------------
135          916455                   60                           CD, OS12
------------------------------------------------------------------------------------------------------------
136          907731A                  60         OR       7140     PLASMA, LFE
------------------------------------------------------------------------------------------------------------
136          907738A                  60         OR       7140     PUMP, LFE, PLASMA
------------------------------------------------------------------------------------------------------------
137          914183                   60                           CD, OS13
------------------------------------------------------------------------------------------------------------
138                                   60                           TABLE KINETIC
------------------------------------------------------------------------------------------------------------
143          954255                   60                           PROCESSOR HME
------------------------------------------------------------------------------------------------------------
145          905900A                  60         OR       7130     PROCESSOR,APT,914,EB ETCH
------------------------------------------------------------------------------------------------------------
148          012468                   60                           OVEN, BLUE M
------------------------------------------------------------------------------------------------------------
150          906338                   60                           WETDECK, 4'
------------------------------------------------------------------------------------------------------------
153          G10247040                60                           PRINTER, TAMARACK, 5"
------------------------------------------------------------------------------------------------------------
154          SOM900014                60                           CLEANER, UT, 603
------------------------------------------------------------------------------------------------------------
155          913401A                  60         OR       7120     METER OAI EXPOSURE
------------------------------------------------------------------------------------------------------------
158          909101B                  60         OR       7120     MASK HOLDER, KLA, 100
------------------------------------------------------------------------------------------------------------
158          909101A                  60         OR       7120     INSPECT, KLA, 100
------------------------------------------------------------------------------------------------------------
162                                   60                  7120     MEBES LOADER -M78
------------------------------------------------------------------------------------------------------------
164          G10269195                60                           TITLER, TAMARACK, 153
------------------------------------------------------------------------------------------------------------
167          914970                   60                           CLEANER, UT, 2066
------------------------------------------------------------------------------------------------------------
168          913179                   60                           OVEN, BLUE M
------------------------------------------------------------------------------------------------------------
169          G619932430               60                           COMPARATOR, NIKON, CM6
------------------------------------------------------------------------------------------------------------
170          906339A                  60         OR       7130     WETDECK 4'
------------------------------------------------------------------------------------------------------------
171          012463                   60                           INSPECT, CODE A, 012565
------------------------------------------------------------------------------------------------------------

   SCHEDULE 2.1(a)(i) Fixed Assets, Equipment, Machinery, Tools, and Computer
                  Hardware being purchased by Buyer - continued

                         MECHANICAL AND ELECTRICAL ROOM

Compressed Air Dryer (2)
Piping
Central Chiller (L96)
Central Chiller (L92)
Emergency Chiller
Chilled Water Pump (2)
Refrigerant Monitor
Steam Humidifier (AHU 1,2,3,4)
Boiler-Steam
Air Handlers (1,2,3,4, 5)
Air Handlers (6, 7)
Chillers Controls (CSI)
Vacuum Pump
DI Wafer Pumps/Filters
Exide Sys. 150
Installation Charges
Electrical Upgrade (1991)
MCC Model 5 Control
Elec. Switch Gears
Basic Lite Fixtures

                               VAX HARDWARE ASSETS

Harris Alias                                     Model/Device
------------                                     ------------
Vmsy2K                                           VAX 4000 - 700 (128m of memory)
Chetah                                           Alpha Server 2100
Mask                                             Microvax 3800
Tiger/Felix                                      Microvax 3100
Jaguar                                           VAXstation 3100
Cougar/Lynx                                      VAXstation 4000-60
Lion/Puma                                        DECstation 3000-300X
HSSDEV                                           ATL4/52 DLT Tape Silo
HSSDEV                                           RZ28 2.L GB SCSI Disk
HSSDEV                                           RZ29 4.3 GB SCSI Disk
HSSDEV                                           BA350-JA SCSI Storage Shelf
HSSDEV                                           TKZ09-VA (8mm Tape Drive)

   SCHEDULE 2.1(a)(i) Fixed Assets, Equipment, Machinery, Tools, and Computer
                  Hardware being purchased by Buyer - continued

                 Telecommunications Equipment, Personal Computer
                              and Related Equipment

Customer Service (Bldg. 56)
---------------------------

HP Design Jet 455A Plotter
Cougar 4000-60 / Cougar
VAX 4000 CPU Upgrade
TAPE, DEC, on Cougar
VAX 3000 Puma/sn AB43800GCC
ULTRA 30 / Wildfire
8505XL EXABYTE / on Wildfire
SUN SPARC 2 / Starfire
VAX 3000/Lion/sn AB43800GWG
Plain Paper Fax
HP Laserjet Printer / Wildfire
Dell Optiplex/Cust. Data PC
Compaq DP SB / Ed Mills
Compaq Deskpro / Sue Umberger
Compaq DP 4000/Robert Quigley
Compaq DP 575/Debbie Fleming
Compaq Deskpro/Shiela Tyre
Compuadd 486/Lydia Guthridge
Compaq P166/Andra Nathanson
Compaq DP 575/Luis Pinto
Compaq 575/Phung Luu
Compaq DP4000/Dave Moffett
Portege 650CT Laptop/J Millspaugh
HP LaserJet III/J Millspaugh
Compaq DP5100/C Romano
HP Laserjet II Printer/C Romano
Compaq 266/Steven Suhling

Maintenance
-----------

Terminal, Dec, VT340/J Carter
Camera, 3M, Microfiche
CPQ Deskpro 2000/Pat Kervin
HP Laserjet 4si/Old Starfire Printer
Compaq DP/J Maciejewski
Compaq DP 4000/Scott Gallagher
Compq 575/Pat Schappert
Compaq DP SB/Walt Rauch

   SCHEDULE 2.1(a)(i) Fixed Assets, Equipment, Machinery, Tools, and Computer
                  Hardware being purchased by Buyer - continued

Telecommunications (Bldg. 56)
-----------------------------

Fastiron - 24 Ports
Chassis, Base T Conc
10 Base T Chassis
28115E 100M Stackable
Xyplex Server Chassi
10Baset Monitor Card
2115R 16 Port 100 BA
Base T Connector
3000 T Connector
3000 T Concentrator

Telecom & Computers - Building 60
---------------------------------

Dell P75/ Bonnie Mitchell
Compaq DPSB/N Miller
Gateway 2000/Beth Morey
Lexmark Printer/B & Ship
Compaq DPSB/Bob Quinn
CPQ Deskpro 2000/F Trimboli
Compaq Prolinea 486/MEBES
Compaq/Robert Shaw Sys
Compaq 286/Particle Monitor
Add-on Costs/Particle Monitor
Compaq 486/Tom Thum box
CPQ 5166MMX/Bill & Ship
Compaq 386/R Manion/home
Compaq DP2000/Rick M
Compaq 5133 MMX/Robe
Lanier Fax 3800
Chassis, Base T Conc
Max 4500T Server
Vax Station Adapter
Terminal, VT240
Dell P75/Liz Helms
Compaq DP 575/Doug Quinn
Compaq DP/Charlie Burns
Compaq 386/MEBES
Compaq DP/Supervisors' PC
Compaq MT 466/Bay 2
HP LaserJet 4Plus/Prd Control
Compaq 433/Billie Hogan

                               Schedule 2.1(a)(ii)

             SCHEDULE 2.1(a)(ii) Cleanroom Fixtures and Improvements
                            being purchased by Buyer

Recirc. CHW/CW Pumps (11)
Air Handling Unit 08 & 09
Air Handling Unit 10 & 11
Air Handling Unit 12,13,14 & 15 (Pace)
HVAC Upgrade
Hood Duct Filter System
Processing Piping System
DDC System Progrss
EPE Power Block 30KVA
Clean Room Flooring
Doors/Walls/Ceiling
Particle Meas. System (Less Facility View Software)
Under Raised Floor Fire Alarm (Vesda)

                              Schedule 2.1(a)(iii)

         SCHEDULE 2.1(a)(iii) Fixtures and Improvements attached to the
                     Real Property being purchased by Buyer

Cooling Tower
Cooling Tower Pumps (2)
Cooling Tower Base
Chiller Plant Upgrades (1997)
Scrubber/Exhaust System
Generator/Fuel System

                               Schedule 2.1(a)(iv)

    SCHEDULE 2.1(a)(iv) Inventory and Raw Materials being purchased by Buyer

Item                                                          Est. Value
----                                                          ----------

Raw Material - Photomask Blanks & Pellicles                   $226,000
Work-in-Progress (WIP)                                        $15,000
Finished Goods
Chemicals                                                     $14,000
Mask Boxes                                                    $25,000
Equipment Spare Parts (see list below)                        $103,000

On-site Equipment Maintenance Spares

New parts:

QC Optics

--------------------------------------------------------------------------------
Microscope Drv. Bd.                                    $     1,600.00
--------------------------------------------------------------------------------
DMA BD                                                 $       825.00
--------------------------------------------------------------------------------
I/O Bd.A                                               $     1,150.00
--------------------------------------------------------------------------------
Analog Bd.                                             $     4,250.00
--------------------------------------------------------------------------------
Sensor, Hammatsu                                       $       880.00
--------------------------------------------------------------------------------
PMT Tube                                               $       550.00
--------------------------------------------------------------------------------
Motor 22N                                              $       300.00
--------------------------------------------------------------------------------
Motor M1616C                                           $       340.00
--------------------------------------------------------------------------------
Laser, Pellicle                                        $       580.00
--------------------------------------------------------------------------------
Misc. Parts                                            $     1,600.00
--------------------------------------------------------------------------------

Ultra-Tech Plate Cleaner

--------------------------------------------------------------------------------
Pump, High Pressure                                    $2,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Robert-Shaw System
--------------------------------------------------------------------------------
DCM-UC                                                 $     2,700.00
--------------------------------------------------------------------------------
DCM-GPC                                                $     2,640.00
--------------------------------------------------------------------------------
MSC-AC                                                 $       550.00
--------------------------------------------------------------------------------
MSC-PO                                                 $       286.00
--------------------------------------------------------------------------------
MSC-P1504                                              $       450.00
--------------------------------------------------------------------------------
DMSA-848                                               $       650.00
--------------------------------------------------------------------------------
DMSA-849                                               $       610.00
--------------------------------------------------------------------------------
DMSA-850                                               $       400.00
--------------------------------------------------------------------------------
MSC-U1000                                              $     1,770.00
--------------------------------------------------------------------------------
DCM-10C                                                $     3,200.00
--------------------------------------------------------------------------------
Misc. Parts                                            $     1,400.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Used Parts
--------------------------------------------------------------------------------
QC Optics
--------------------------------------------------------------------------------
Laser, Argon                                           $        9,350.00
--------------------------------------------------------------------------------
Laser Power Sup.                                       $        3,375.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ultra-Tech Plate Cleaner
--------------------------------------------------------------------------------
Pump, High Pressure                                    $        1,500.00
--------------------------------------------------------------------------------
Misc. Parts                                            $        4,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MEBES
--------------------------------------------------------------------------------
H-P 8V Power Sup.                                      $        1,200.00
--------------------------------------------------------------------------------
M-III EBC                                              $        8,200.00
--------------------------------------------------------------------------------
M-III Vacuum System Cntrl                              $        1,100.00
--------------------------------------------------------------------------------
M-III Stage Cntrl Interface                            $        1,200.00
--------------------------------------------------------------------------------
M-III Electron Source Cntrl                            $        1,400.00
--------------------------------------------------------------------------------
CVI Cryo-pump                                          $        6,000.00
--------------------------------------------------------------------------------
M-III column Electronic P.S.                           $        1,100.00
--------------------------------------------------------------------------------
V-80 Plotter (2)                                       $        2,600.00
--------------------------------------------------------------------------------
LaB6 Gun                                               $        4,200.00
--------------------------------------------------------------------------------
Misc. Parts                                            $        8,900.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KLA 100
--------------------------------------------------------------------------------
Printer Circuit Bds.                                   $        3,200.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DRS-I & II
--------------------------------------------------------------------------------
Misc. parts                                            $        5,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
APT Processor
--------------------------------------------------------------------------------
Misc. parts                                            $        5,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tamarack Printer
--------------------------------------------------------------------------------
Misc. Parts                                            $        2,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OSI/MPV Measuring Systems
--------------------------------------------------------------------------------
Misc. Parts                                            $        2,500.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Nitrogen Booster System
--------------------------------------------------------------------------------
Haskel Pump (4)                                        $        2,600.00
--------------------------------------------------------------------------------
TOTAL                                                  $      103,156.00
--------------------------------------------------------------------------------

                               Schedule 2.1(a)(v)

                      SCHEDULE 2.1(a)(v) Assumed Contracts

------------------------------------------------------------------------------------------------------------------------------------
                                                      Order        Order      Order         Part
 Div     Dept     Charge            Vendor            Date         Number     Status       Number                Description
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY         9/4/97        230799       O     710627-999999    PELLICLE, ENGINEERING
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY         9/4/97        230801       O     710627-999999    PELLICLE, ENGINEERING
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUSTRIAL          7/10/98       238430       O     710627-0103      PELLICLE, ASM
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     C10055    FISHER SCIENTIFIC CO.    7/14/98       238564       O     210549           DEVELOPER, AC-12350-2500 (250
                                                                                                       ML)
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510055    FISHER SCIENT            7/14/98       238564       O     210549           DEVELOPER, AC-12350-2500
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     C10055    FISCHER SCIENTIFIC CO.   7/14/98       238565       O     210548           DEVELOPER, AC149660025 (2.5
                                                                                                       LI.)
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510055    FISCHER SCIENT           7/14/98       238565       O     210548           DEVELOPER, AC149660025
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    DUPONT PHOTOMASKS INC    7/24/98       238687       O     710627-999999    PELLICLE, ENGINEERING
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    DUPONT PHOTOMASKS INC    7/24/98       238688       O     710627-999999    PELLICLE, ENGINEERING
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUSTRIAL         10/21/98       240438       O     710627-0106      ASM17P-113-1015-H
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORPORATION USA     11/3/98       240644       O     710538-31603     5*5 .090-2UM-EHQ-AR-PBS-U
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORPORATION USA     11/2/98       240645       O     710538-61603     6*6 .250-2UM-EHQ-AR-PBS-U
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY INC    11/23/98       241105       O     710627-0503      PELLICLE, PE
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUSTRIAL         11/23/98       241106       O     710627-0602      PELLICLE, UT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                             Original     Invoiced      Dollars
 Div     Dept     Charge     Dollars       Dollars     Available
------------------------------------------------------------------
------------------------------------------------------------------
  R      1999     510056      $8,000       $2,400        $5,600
------------------------------------------------------------------
  R      1999     510056      $8,000       $2,400        $5,600
------------------------------------------------------------------
  R      1999     510056    $250,000     $175,625       $74,375
------------------------------------------------------------------
  R      1999     C10055     $26,569      $19,587        $6,982

------------------------------------------------------------------
  R      1999     510055     $26,569      $19,587        $6,982
------------------------------------------------------------------
  R      1999     C10055     $53,059      $39,640       $13,419

------------------------------------------------------------------
  R      1999     510055     $53,060      $39,640       $13,420
------------------------------------------------------------------
  R      1999     510056     $54,000      $15,525       $38,475
------------------------------------------------------------------
  R      1999     510056     $54,000      $15,525       $38,475
------------------------------------------------------------------
  R      1999     510056    $112,000      $35,455       $76,545
------------------------------------------------------------------
  R      1999     510056    $424,000     $182,850      $241,150
------------------------------------------------------------------
  R      1999     510056    $727,650     $417,725      $309,925
------------------------------------------------------------------
  R      1999     510056     $60,000      $32,820       $27,180
------------------------------------------------------------------
  R      1999     510056     $35,500      $30,530        $4,970
------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Order        Order      Order         Part
 Div     Dept     Charge            Vendor              Date         Number     Status       Number                Description
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    DUPONT PHOTOMASKS INC      12/3/98       241296       O     710627-0307      PELLICLE:GN501G-5221H
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    DUPONT PHOTOMASKS INC      12/3/98       241297       O     710627-0306      PELLICLE:GN501P-5221H
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     C10055    VWR SCIENTIFIC PRODUCTS    2/3/99        241979       O     210062-031       CHEMICAL, CERIUM AMMONIUM
                                                                                                         NITRATE
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORP                  2/2/99        242092       O     710538-03000     4 4 .060-10UM-SLW-AR-1350
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORPORATION USA       2/2/99        242093       O     710538-32400     5 5 .090-5UM-QZ-AR-1350-S
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORP                  2/2/99        242094       O     710538-32103     5X5 .090-5UM-WC-AR-PBS-U
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORPORATION USA       2/2/99        242095       O     710538-31501     5 5 .090-2UM-EQZ-AR-1350-U
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORP                  2/2/99        242096       O     710538-33000     5 5 .090-10UM-SLW-AR-1350-S
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORP                  2/2/99        242097       O     710538-53000     6 6 .120-10UM-SLW-AR-1350-S
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORPORATION USA       2/2/99        242098       O     710538-33200     5 5 .090-5UM-NA-AR-1350-S
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORP                  2/2/99        242100       O     710538-31501     5 5 .090-2UM-EQZ-AR-1350-U
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    IMAGEX                     2/5/99        242101       O     710538-11503     4 4 .090-2UM-EQZ-AR-PBS-U
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORP                  2/2/99        242102       O     710538-11412     4 4 .090-2UM-QZ-CT-PBS-U
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORP                  2/2/99        242103       O     710538-02103     4X4 .060-5UM-WC-AR-PBS-U
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    IMAGEX                     2/5/99        242104       O     710538-01503     4X4 .060-2UM-EQZ-AR-PBS-U
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
                               Original     Invoiced      Dollars
 Div     Dept     Charge       Dollars       Dollars     Available
--------------------------------------------------------------------
--------------------------------------------------------------------
  R      1999     510056       $13,500      $12,825          $675
--------------------------------------------------------------------
  R      1999     510056       $13,500      $12,825          $675
--------------------------------------------------------------------
  R      1999     C10055       $34,040      $15,183       $18,857

--------------------------------------------------------------------
  R      1999     510056        $1,300          $--        $1,300
--------------------------------------------------------------------
  R      1999     510056       $18,000       $7,200       $10,800
--------------------------------------------------------------------
  R      1999     510056        $8,700          $--        $8,700
--------------------------------------------------------------------
  R      1999     510056       $42,250       $2,600       $39,650
--------------------------------------------------------------------
  R      1999     510056        $2,600          $--        $2,600
--------------------------------------------------------------------
  R      1999     510056        $3,300          $--        $3,300
--------------------------------------------------------------------
  R      1999     510056      $155,000      $18,600      $136,400
--------------------------------------------------------------------
  R      1999     510056       $42,250          $--       $42,250
--------------------------------------------------------------------
  R      1999     510056       $12,000       $2,400        $9,600
--------------------------------------------------------------------
  R      1999     510056        $7,250          $--        $7,250
--------------------------------------------------------------------
  R      1999     510056        $6,300          $--        $6,300
--------------------------------------------------------------------
  R      1999     510056        $5,750          $--        $5,750
--------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Order        Order      Order         Part
 Div     Dept     Charge            Vendor              Date         Number     Status       Number                Description
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY INC       2/5/99        242105       O     710627-0204      PELLICLE, CANON
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUST                2/5/99        242106       O     710627-0208      PELLICLE, CANON
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUST                2/5/99        242107       O     710627-0207      PELLICLE, CANON
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242108       O     710627-0206      PELLICLE, CANON
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242109       O     710627-0205      PELLICLE, CANON
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242110       O     710627-0200      PELLICLE, CANON
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUST                2/5/99        242111       O     710627-0301      PELLICLE, GCA
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUST                2/5/99        242112       O     710627-0001      PELLICLE, TRE
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242114       O     710627-0201      PELLICLE, CANON
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242115       O     710627-0202      PELLICLE, CANON
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUST                2/5/99        242116       O     710627-0209      PELLICLE, CANON
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUST                2/5/99        242117       O     710627-0210      PELLICLE, CANON
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUSTRIAL            2/5/99        242118       O     710627-0303      PELLICLE, GCA
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUSTRIAL            2/5/99        242119       O     710627-0304      PELLICLE, GCA
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUSTRIAL            2/5/99        242120       O     710627-0305      PELLICLE, GCA
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUST                2/5/99        242121       O     710627-0400      PELLICLE, NIK
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUST                2/5/99        242122       O     710627-0401      PELLICLE, NIK
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242123       O     710627-0402      PELLICLE, NIK
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242124       O     710627-0403      PELLICLE, NIK
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242125       O     710627-0500      PELLICLE, PE
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUST                2/5/99        242126       O     710627-0504      PELLICLE, PE
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUSTRIAL            2/5/99        242127       O     710627-0505      PELLICLE, PE
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
                               Original     Invoiced      Dollars
 Div     Dept     Charge       Dollars       Dollars     Available
--------------------------------------------------------------------
--------------------------------------------------------------------
  R      1999     510056       $49,500       $4,950       $44,550
--------------------------------------------------------------------
  R      1999     510056        $3,400          $--        $3,400
--------------------------------------------------------------------
  R      1999     510056        $5,600          $--        $5,600
--------------------------------------------------------------------
  R      1999     510056        $2,750          $--        $2,750
--------------------------------------------------------------------
  R      1999     510056        $2,750          $--        $2,750
--------------------------------------------------------------------
  R      1999     510056       $60,000       $8,700       $51,300
--------------------------------------------------------------------
  R      1999     510056       $64,000       $6,080       $57,920
--------------------------------------------------------------------
  R      1999     510056       $32,000          $--       $32,000
--------------------------------------------------------------------
  R      1999     510056       $48,000       $9,360       $38,640
--------------------------------------------------------------------
  R      1999     510056       $44,800       $3,540       $41,260
--------------------------------------------------------------------
  R      1999     510056        $3,500          $--        $3,500
--------------------------------------------------------------------
  R      1999     510056        $3,500          $00        $3,500
--------------------------------------------------------------------
  R      1999     510056        $9,600       $1,280        $8,320
--------------------------------------------------------------------
  R      1999     510056        $6,500       $3,250        $3,250
--------------------------------------------------------------------
  R      1999     510056        $6,500       $3,250        $3,250
--------------------------------------------------------------------
  R      1999     510056        $3,450          $--        $3,450
--------------------------------------------------------------------
  R      1999     510056        $3,450          $--        $3,450
--------------------------------------------------------------------
  R      1999     510056        $6,500       $1,950        $4,550
--------------------------------------------------------------------
  R      1999     510056        $6,500       $2,275        $4,225
--------------------------------------------------------------------
  R      1999     510056        $4,500         $600        $3,900
--------------------------------------------------------------------
  R      1999     510056       $11,550          $--       $11,550
--------------------------------------------------------------------
  R      1999     510056       $19,200       $1,280       $17,920
--------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Order        Order      Order         Part
 Div     Dept     Charge            Vendor              Date         Number     Status       Number                Description
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY           2/5/99        242128       O     710627-0600      PELLICLE, UT
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY INC       2/5/99        242129       O     710627-0501      PELLICLE, PE
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    INKO INDUSTRIAL            2/5/99        242130       O     710627-0300      PELLICLE, GCA
------------------------------------------------------------------------------------------------------------------------------------
  R      7160     510056    RTD EXPRESS                2/2/99        242266       O     SERVICE          SERVICE, SEE BELOW PLEASE
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORPORATION USA       2/2/99        242287       O     710538-E1503     7.25  .150-2UM-EQZ-AR-PBSU
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    DUPONT PHOTOMASKS INC      2/11/99       242386       O     710627-0406      PELLICLE; NI522P-5211H
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    DUPONT PHOTOMASKS INC      2/11/99       242387       O     710627-0407      PELLICLE; NI522G-5211H
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    MICROLITHOGRAPHY INC       3/2/99        242728       O     710627-0203      PELLICLE, CANON
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    HOYA CORPORATION USA       3/24/99       243283       O     710538-51503     6 6  .120-2UM-EQZ-AR-PBSU
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    DUPONT PHOTOMASKS INC      3/30/99       243337       O     710627-0409      PELLICLE; NI609P-7043L
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    DUPONT PHOTOMASKS INC      3/30/99       243338       O     710627-0306      PELLICLE: GN501P-5221H
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510056    DUPONT PHOTOMASKS INC      3/30/99       243339       O     710627-0307      PELLICLE: GN501G-5221H
------------------------------------------------------------------------------------------------------------------------------------
  R      7150     568550    INSTRUMENTATION            5/5/99        244192       O     03-07720-02      PRINTER HEAD, STYLUS 6470
                            SERVICES
------------------------------------------------------------------------------------------------------------------------------------
  R      7140     568550    INTEGRATED SOFTWARE        5/7/99        244269       O     SERVICE          ON-TAP ALPHA DEPT. S
                            DESIGN INC                                                                   4000, 2100 SER. 5294A
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
                               Original     Invoiced      Dollars
 Div     Dept     Charge       Dollars       Dollars     Available
--------------------------------------------------------------------
--------------------------------------------------------------------
  R      1999     510056        $3,100          $--        $3,100
--------------------------------------------------------------------
  R      1999     510056       $31,050       $8,775       $22,275
--------------------------------------------------------------------
  R      1999     510056       $30,500       $2,745       $27,755
--------------------------------------------------------------------
  R      7160     510056          $500         $115          $385
--------------------------------------------------------------------
  R      1999     510056      $520,000     $298,480      $221,520
--------------------------------------------------------------------
  R      1999     510056       $14,500      $11,600        $2,900
--------------------------------------------------------------------
  R      1999     510056       $14,500       $9,425        $5,075
--------------------------------------------------------------------
  R      1999     510056       $81,000      $25,920       $55,080
--------------------------------------------------------------------
  R      1999     510056      $240,000      $52,000      $188,000
--------------------------------------------------------------------
  R      1999     510056       $94,000       $9,400       $84,600
--------------------------------------------------------------------
  R      1999     510056       $54,000       $8,100       $45,900
--------------------------------------------------------------------
  R      1999     510056       $54,000       $7,425       $46,575
--------------------------------------------------------------------
  R      7150     568550          $220          $--          $220

--------------------------------------------------------------------
  R      7140     568550          $795          $--          $795

--------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Order        Order     Order         Part
 Div     Dept     Charge            Vendor              Date         Number    Status       Number               Description
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510054    ASHLAND CHEMICAL CO        5/17/99       244458      O     210062-017      ACETIC ACID, (4 X 9 LB. PER
                                                                                                       CASE)
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510053    FLUOROWARE INCORPORATED    5/21/99       244552      O     215494-012      BOX FOR FINISHED PHOTOMASK-5"
                                                                                                       PA'S H60-60-0615 WHT
------------------------------------------------------------------------------------------------------------------------------------
  R      1999     510053    FLUOROWARE INCORPORATED    5/21/99       244553      O     215494-014      BOX FOR FINISHED PHOTO
------------------------------------------------------------------------------------------------------------------------------------
  R      7120     568202    ZEPHYRHILLS WATER          2/10/99       252032      O     1               DRINKING WATER SYSTEM AND
                                                                                                       BOTTLED WATER
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                             Original     Invoiced      Dollars
 Div     Dept     Charge     Dollars       Dollars     Available
------------------------------------------------------------------
------------------------------------------------------------------
  R      1999     510054        $799         $396          $403

------------------------------------------------------------------
  R      1999     510053        $756         $378          $378

------------------------------------------------------------------
  R      1999     510053      $4,310       $2,155        $2,155
------------------------------------------------------------------
  R      7120     568202        $500         $243          $257

------------------------------------------------------------------

                               Schedule 2.1(a)(vi)

                      SCHEDULE 2.1(a)(v) Assumed Contracts

                      Schedule 2.1(a)(vi) Prepaid Expenses

Software - Est. Value $4,000

                      SCHEDULE 2.1(a)(v) Assumed Contracts

                                  Schedule 7.6

                      SCHEDULE 2.1(a)(v) Assumed Contracts

Schedule 7.6(a) All Software Licenses used in or on behalf of the Photomask Business

Facility View
Standard Client (Windows 95/NT, MS Office 97 Pro, Outlook, I.E., Onnet, McAfee) Kea!
Adobe Acrobat 3.0
Corel PhotoPaint
PowerBuilder 6.0
Visio
Hub/Docs: Exceed 6.1
L-View Pro 2.0
WinZip
Visual Basic 5.0
Visual C++
Project
FrontPage98
Microsoft Developer
Wave Star 1.1.2
Pocket Logger
Perl
FedEx Shipping
Harvard Graphics 3.05
LabelWorks 2.0
Lotus 1-2-3, v3.1
Microsoft Liquid Motion
Omni Page (OCR software)
Paradox 4.0
Paradox 4.5
PGP 5.5 for Enterprise Security
ProComm Plus
Quick Books 4.0.2
Telemoney PC Batch 2.2 (VISA)
Cobol
Ontap
JSS
DECset
CDD/DBMS
DECForms
Diskeeper
Multinet
Pascal
DEC C
FMS
RS 1
Robomon

                      SCHEDULE 2.1(a)(v) Assumed Contracts

Schedule 7.6(a) All Software Licenses used in or on behalf of the Photomask Business (continued)

SLS
PGPOST
MIZER
MDECK
EYORE
TABBY
CATS GRAPHICS
CATS FRACTURE
MNET
MICE II
SARA
INGRESS
BILL AND SHIP
CASPER
PERF EVAL
CONNX
JSURVEY
PGP UNIX ENCRYP
LABELING
UCX TCP/IP
VMS 5.5-2 OS
VMS 5.4 OS
VMS 6.2 OS
VAX Watcher
VAX DW-MOTIF
Consilium Workstream
On Line SPC
Tom Thum
HITG Web Site
Customer Web Sites
Solaris Unix 2.5.1 OS
Sun 4.1.4 O